SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2004

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

2593 West Roosevelt Blvd., Monroe, NC 28111

(Former address of principal executive offices)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 21, 2004, American Community Bancshares, Inc. (the “Registrant”) issued a press release (the “Press Release”) announcing an adverse jury verdict in a suit brought by MC Contractors, Inc., f/k/a Mann Contractors. The litigation was disclosed in Registrant’s 10-KSB for the year ended December 31, 2003. The jury awarded damages in the amount of $631,600 with interest at 8% from January 8, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated May 21, 2004, announcing an adverse jury verdict.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of our goals and expectations with respect to earnings, earnings per share, revenue, expenses and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook”, or similar expressions. The actual results might differ materially from those projected in the forward-looking statements for various reasons, including, but not limited to, the results of the judiciary appellate process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton
President and CEO

Dated: May 21, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 21, 2004